electroCore™

A Commercial-Stage Bioelectronic Medicine Company

Nasdaq: ECOR



Corporate Presentation

July 2020

Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements will be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, no person undertakes any obligation to update any forward-looking statements for any reason after the date of this presentation.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Additionally, in an effort to provide additional information management believes is a useful indicator of operating performance for the fiscal quarter ended March 31, 2020, this presentation contains a financial measure not determined by generally accepted accounting principles (GAAP): Adjusted EBITDA net loss from operations. A reconciliation to the most directly comparable GAAP financial measure of Net Loss from Operations is available on the presentation slide entitled “Adjusted EBITDA Reconciliation.” The rationale for management’s use of non-GAAP information is included in Exhibit 99.1 to the Company's Form 8-K furnished with the SEC on May 14, 2020.

electroCore At-a-Glance

NASDAQx	ECOR
Headquarters:	Basking Ridge, NJ
Market cap:	~$68M (7/13/20)
Recent close:	$1.78 (7/13/20)
Cash & marketable securities (6/30/20):	$18.9M


30
gammaCore
Sapphire™

gammaCore

Sapphire™

Experienced Management Team



Daniel Goldberger
Chief Executive Officer
35 years

RMS Medical Products · XTANT Medical · synergy disc · Sound Surgical Technologies LLC



Peter Staats, MD
Chief Medical Officer
33 years

Johns Hopkins School of Medicine · Premier Pain Centers



Brian Posner
Chief Financial Officer
35 years

Cellectar Biosciences · Alliqua Biomedical



Eric Liebler
SVP of Neurology
30 years

Questcor Pharmaceuticals, Inc. · Amarin · élan



Michael Ruberio
National Sales Director
30 years

Apria Healthcare · NOVARTI · Pharmacia · Schering-Plough · AMYLIN Pharmaceutical



Mike Romaniw
VP of Operations
30 years

Blackstone Medical Services · Biomet · DePuy Synthes



Iain Strickland
Vice President, European Operations (UK)
15 years

KWS BioTest · University of Bristol · Oxford BioMedica

Investment Summary

Platform Therapy	FDA cleared, proprietary, non-invasive vagus nerve stimulator positioned to unlock the broad potential of bioelectronic medicine
Large Initial Market	Cluster headache and migraine estimated to affect more than 36 million[1] people in the U.S.
Attractive Revenue Model	Recurring revenue business model
Strong IP Portfolio	Key patent coverage extends through 2033

[1] American Migraine Foundation





gammaCore

Sapphire™

1st FDA-cleared non-invasive vagus nerve stimulator

- Fast acting, highly targeted, comfortable, easy to use hand-held option
- Cleared for the prevention and treatment of cluster headache
- Also cleared for the prevention of migraine and treatment of acute migraine
- Recurring revenue model

nVNS and the Benefits of gammaCore

Benefits of nVNS

- The vagus nerve affects multiple organs and systems
- Activates multiple mechanisms of action
- Evidence supports possible future treatment for many indications
- Self-treating and no off-target effects
- Complementary to existing care

gammaCore for Headache

- FDA cleared for prevention and treatment of cluster headache, prevention of migraine and treatment of acute migraine
- Use alongside existing treatments
- No drug-drug interactions or drug-like side effects
- Can decrease the use of medications, resulting in lower cost to treat cluster headache (UK's NICE)
- May use multiple times per day or month

Unmet Need in Migraine & Cluster Headache



MIGRAINE

36 million U.S. patients[1]

Triptans represent 80% of prescribed acute therapies

40% of patients are dissatisfied or unresponsive to triptans[2]

More than half of insured migraineurs receive no Rx treatment[2]

gammaCore is FDA-cleared for migraine prevention and treatment of acute migraine



CLUSTER HEADACHE

400,000 U.S. patients[3]

Up to eight 15-180 min attacks per day

Considered one of the most painful conditions known; a "suicide headache"

gammaCore is FDA-cleared for the prevention of all types of cluster headache and for the acute treatment of episodic cluster headache

1. American Migraine Foundation
2. IMS Pharmetrics Plus.
3. Cephalalgia. 2008 Jun;28(6):614-8. doi: 10.1111/j.1468-2982.2008.01592.x. Epub 2008 Apr 16.

Growth in gammaCore Prescribers[1]



All Prescribers
3,000
2,500
2,000
1,500
1,000
500
0
563
997
1,480
1,827
2,170
2,451
2,600
2,735
2,850
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

[1] Represents U.S. prescribers who have written at least one prescription

Reimbursement Pathway

Aligned to stakeholder experience

PHYSICIANS
Write a prescription for use at home

PATIENTS
Acquire gammaCore from a specialty pharmacy with simple refill process

PAYERS
Manage utilization through pharmacy or medical benefit reimbursement

Commercial Payer Response

CURRENT PAYER COVERAGE

CVS Caremark, Express Scripts, Highmark Blue Cross Blue Shield, North Dakota Blue Cross Blue Shield, Federal Supply Schedule (VA, DoD, Indian Health Service), cash pay

PAYER ENGAGEMENT

Active discussions and negotiations with multiple national plans

REIMBURSEMENT PATH

Prescription model with periodic refill; can be reimbursed as pharmacy or medical benefit

Commercial Progress through PBMs

CVS/Caremark

gammaCore is reimbursed by CVS/Caremark at a non-exclusionary co-pay of roughly $50 - $75/month for those beneficiaries who have a benefit design that does not differentiate between drugs and devices

Approximately five million CVS/Caremark members currently have a benefit design of this type

Express Scripts (ESI)

gammaCore is reimbursed by ESI on all National Standard Formularies at a preferred copay of roughly $25 - $45/month for those beneficiaries who have a benefit design that does not differentiate between drugs and devices

Active Channels With Revenue Growth Opportunities

Driving Department of Defense sales through the Veterans Administration and Military Treatment Facilities

Growth in the UK by leveraging: 1) Innovation Technology Program Award for cluster headache and 2) support from the National Institute for Health and Care Excellence (NICE) for the treatment of cluster headache

Paid Months Of Therapy By Quarter


3000
2500
2000
1500
1000
500
0
444
66
167
567
233
239
828
553
355
961
866
368
1008
1084
541
938
988
481
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
Market Channel
US Commercial
VA/DOD
OUS

Data through 6/30/20

Federal Supply Schedule Opportunity

An efficient call point for direct sales

>10 million
covered lives between the Veterans Admin., active military facilities and the Indian Health Service

~400,000 patients
saw VA healthcare providers for headache in 2018[1]

Migraine grew 10-fold
in the VA between 2004-2012[2]

Survey of 77k
active duty, reserve and National Guard members found that 7% of men and 21% of women had provider-diagnosed migraine[3]

VA | U.S. Department of Veterans Affairs

[1] Grinberg et al. Understanding the Prevalence and Geographic Distribution of Headache Disorders within the Veterans Health Administration. Poster presentation, AHS 2019
[2] Altalib et al. Increase in migraine diagnoses and guideline-concordant treatment in veterans, 2004-2012 Cephalalgia 2017;37:3-10
[3] Jankosky et al. Headache disorders in the millennium cohort: epidemiology and relations with combat deployment. Headache 2011;51:1098-1111

gammaCore – Platform Technology with Vast Potential

NEUROLOGY / PAIN

Cluster Headache[1]

Migraine[1]

Post-traumatic headache

Traumatic Brain Injury

Subarachnoid hemorrhage[2]

Stroke[2]



INFLAMMATION

Reactive Airway Disease[2]

Rheumatoid Arthritis

Sjogren's Syndrome[2]

GASTROENTEROLOGY

Gastroparesis

Ulcerative colitis

Post-operative Ileus

gammaCore is the only FDA cleared non-invasive VNS therapy

[1] Approved indications

[2] Independent studies ongoing

gammaCore (nVNS) currently is FDA-cleared for prevention of migraine and cluster headache, and acute treatment of migraine and episodic cluster headache

Strong Rationale as a Potential COVID-19 Treatment

Testing the hypothesis that nVNS can improve the condition of patients through either improved breathing or blunting the cytokine storm that contributes to the worsening of COVID-19 in many patients

- **Emergency Use Authorization (EUA)** approved by FDA to facilitate the study and clinical use of gammaCoreTM CV for the acute treatment of asthma exacerbations in known or suspected COVID-19 patients
- Prior pilot studies have been successfully completed in other respiratory indications, including asthma, bronchoconstriction, exercise-induced bronchospasm, and COPD
- CE Mark approved in these disorders
- A paper, entitled, "Use of Non-Invasive Vagus Nerve Stimulation to Treat Respiratory Symptoms Associated with COVID-19: A Theoretical Hypothesis and Early Clinical Experience," has been published in the journal *Neuromodulation: Technology at the Neural Interface*

COVID-19 Investigator Initiated Trials (IITs)

Multiple ongoing IITs are assessing the potential utility of nVNS in COVID-19 respiratory symptoms

SAVIOR-1

Study Assessing Vagus Nerve Stimulation in COVID-19 Respiratory Symptoms

Lead investigator: Dr. Carlos Tornero

Hospital Clínico Universitario de Valencia, Valencia, Spain

Planned enrollment: 90 hospitalized patients with a confirmed diagnosis of or suspected/presumed to be COVID-19 positive

Study is assessing the reduced need for mechanical ventilation

Status: Currently enrolling

Hospital Clínic Universitari de València

SAVIOR-2

Lead investigator: Dr. Tariq Cheema

Allegheny General Hospital, Pittsburgh

Planned enrollment: 60 hospitalized patients with a confirmed diagnosis of or suspected/presumed to be COVID-19 positive

Study is assessing symptomatic and COVID-19 (or symptomatic and cytokine) specific endpoints

Status: Currently enrolling

AHN

Additional U.S. IITs being planned

Broad Intellectual Property Portfolio

electroCore owns all intellectual property on which the technology relies

Expansive pioneering IP coverage of non-invasive, transdermal neuro-stimulation in the neck

We have key patent coverage extending out through 2033, including:

- High-frequency burst signals capable of passing comfortably through the skin
- Low-pass signal filtration that reduces signal harmonics that cause pain

>165

PATENTS AND PATENT APPLICATONS

~100 issued U.S. patents

>25 U.S. patent applications

>40 International patents

Summary Financials

$ In thousands	4Q 2018	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020	2Q 2020
GAAP revenue	368	410	623	683	675	734	730-750
Research and Development	3,460	3,460	2,510	2,275	1,623	1,523	
SG&A	12,397	11,000	9,388	8,143	7,267	6,561	
Operating loss	(15,681)	(14,211)	(12,380)	(10,894)	(8,606)	(8,013)	
GAAP net loss from operations	(15,335)	(13,862)	(12,101)	(10,688)	(8,498)	(7,959)	
Adjusted EBITDA net loss from operations	(14,514)	(13,441)	(10,775)	(8,448)	(6,662)	(6,410)	
Cash burn	$11,900	$16,200	$11,200	$7,600	$9,400	$8,400	$5,500

Cash and marketable securities*	$18,900
Debt	$0
Shareholders' equity	$17,734

*Approximate. As of June 30, 2020.

Please see reconciliation of GAAP net loss from operations to adjusted EBITDA net loss from operations on slide 20

Adjusted EBITDA Reconciliation

		1Q 2019		2Q 2019		3Q 2019		4Q 2019		1Q 2020
		($ in thousands)								
GAAP net loss from operations	$	(13,862)	$	(12,101)	$	(10,688)	$	(8,498)	$	(7,959)
Provision for income taxes		-		-		-	$	18	$	-
Depreciation and amortization	$	26	$	28	$	99	$	97	$	97
Stock-based compensation	$	744	$	727	$	1,220	$	1,205	$	745
Restructuring and other severance related charges		-	$	850	$	805	$	-	$	365
Legal fees associated with stockholders' litigation		-		-	$	322	$	641	$	396
Total other (income)/expense	$	(349)	$	(279)	$	(206)	$	(125)	$	(54)
Adjusted EBIDTA net loss from operations	**$**	**(13,441)**	**$**	**(10,775)**	**$**	**(8,448)**	**$**	**(6,662)**	**$**	**(6,410)**

Capitalization Table

Fully diluted as of March 31, 2020

Common shares**	30,421,427	
Warrants	715,199	Exercise prices ranging from $5.68 to $12.60; expirations from April 1, 2021 through August 31, 2022
Options	3,808,563	Weighted average exercise price=$8.91, options generally vest over 4-year period (first options granted June 21, 2018)
Restricted Stock Units	986,205	Primarily retention RSUs which will vest over two-year period starting June 2020.
Total	**35,931,394**	

As of April 14, 2020, 63% of ECOR shares outstanding are owned by retail investors and non-filers

** As of May 28, total shares outstanding are 38,130,275, reflecting shares issued subsequent to March 31, 2020.

Investment Summary

Platform Therapy	Revenue stage, proprietary, non-invasive vagus nerve stimulator positioned to unlock the broad potential of bioelectronic medicine
Large Initial Market	Cluster headache and migraine estimated to affect more than 36 million people in the U.S.
Attractive Revenue Model	Recurring revenue business model
Strong IP Portfolio	Key patent coverage extends through 2033

Acute Cluster Headache: ACT 1 & ACT 2

Pooled analysis of Episodic Cluster Headache from ACT 1 & ACT 2 Trials



ACT 1 PRIMARY ENDPOINT
% Responders with Pain Relief at 15 Minutes for 1st Attack
n = 52
n = 60
ACT 2 PRIMARY ENDPOINT
% All Treated Attacks Pain-Free at 15 Minutes
n = 259
n = 287
RESPONDER ANALYSIS
% Responders at 15 Minutes in ≥ 50% of Attacks
n = 52
n = 60
Response Rate (%)
50%
40%
30%
20%
10%
0%
38.5%
11.7%
p < 0.01
24.1%
7.3%
p < 0.01
42.3%
15.0%
p < 0.01
gammaCore
Control

Citation: de Coo IF, Marin JCA, Silberstein SD, et al. Differential efficacy of non-invasive vagus nerve stimulation for the acute treatment of episodic and chronic cluster headache: a meta-analysis. *Cephalalgia*. 2019;39(8):967-977.

Acute Migraine: PRESTO Trial



Pain Freedom
Percent Pain Relief
Response Rate (%)
40%
30%
20%
10%
0%
Repeated Measures Analysis
p = 0.01
12.7%
4.2%
p = 0.01
21.0%
10.0%
p = 0.02
30.4%
19.7%
p = 0.07
30 Min
60 Min
120 Min
18.1%
5.2%
p = 0.06
25.4%
7.7%
p = 0.03
34.8%
5.4%
p < 0.01
30 Min
60 Min
120 Min
gammaCore (n = 120)
Control (n = 123)

electroCore

Citation: Tassorelli C, Grazzi L, de Tommaso M, et al. Non-invasive vagus nerve stimulation as acute therapy for migraine: the randomized PRESTO study. Neurology2018;91(4):e364-e373.

Cluster Headache Prevention: PREVA Trial


Reduction in Number of Attacks per Week
ITT
n = 45 n = 48
mITT
n = 37 n = 47
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-2.1
p < 0.001
-7.2
-2.1
p < 0.001


Percentage of Patients w/≥ 50% Reduction in Attack Frequency
ITT
n = 45 n = 48
mITT
n = 37 n = 47
60%
50%
40%
30%
20%
10%
0%
40.0%
8.3%
p < 0.001
48.6%
8.5%
p < 0.001
Adjunctive gammaCore
Standard of care

mITT - Patients who provided data in the randomized period sufficient to compare to baseline measurements

electroCore

Citation: Non-invasive Vagus Nerve Stimulation for PREVention and Acute Treatment of Chronic Cluster Headache (PREVA): A Randomised Controlled Study. Gaul C, Magis D, Diener H, Silver N, Magis D, Reuter U, Andersson A, Liebler E, Straube A, PREVA Study Group. Cephalagia. 2016 May; 36(6):534-46. doi: 10.1177/0333102415607070